Summary Prospectus dated February 1, 2016

as revised January 13, 2017

Calvert Global Water Fund

Class /Ticker     A / CFWAX      C / CFWCX      Y / CFWYX      I / CFWIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2016, as revised January 3, 2017 are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to track the performance of the Calvert Global Water Research Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 46 and “Reduced Sales Charges” on page 48 of the Prospectus, and under “Method of Distribution” on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class Y	Class I
Management fees(3)	0.84%	0.84%	0.84%	0.99%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.35%	0.31%	0.27%	2.87%
Total annual fund operating expenses	1.44%	2.15%	1.11%	3.86%
Less fee waiver and/or expense reimbursement(4)	(0.16)%	(0.12)%	(0.08)%	(2.57)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	1.03%	1.29%

(1)

Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.

(2)

Applies to redemptions of Class C shares within one year of purchase.

(3)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(4)

Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C, 1.03% for Class Y and 0.93% for Class I. This expense reimbursement will continue through January 31, 2018. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•

you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•

your investment has a 5% return each year;

•

the Fund’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$599	$894	$1,210	$2,104	$599	$894	$1,210	$2,104
Class C shares	$306	$661	$1,143	$2,473	$206	$661	$1,143	$2,473
Class Y shares	$105	$345	$604	$1,345	$105	$345	$604	$1,345
Class I shares	$13,139	$55,877	$101,218	$227,020	$13,139	$55,877	$101,218	$227,020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the fiscal year ended September 30, 2015, the Fund’s portfolio turnover rate was 110% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Water Research Index.  The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself.  The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector and normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies.  The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The companies in which the Fund invests operate businesses, business units or business lines that (i) provide clean drinkable water or wastewater management, (ii) manufacture products, such as pumps, pipes and valves, and provide services that help to cultivate clean water infrastructure systems, (iii) manufacture products or provide services related to the construction, planning, design, or engineering of infrastructure that improves water efficiency and/or delivery, (iv) develop, manufacture, distribute and/or install equipment or technologies for the treatment, separation and purification of water, including membranes, ultra-violet, desalination, filtration, ion exchange, and biological treatment, (v) offer technologies that promote water conservation and the efficient use of water, such as metering or recycling, (vi) are leaders in water efficiency or water re-use in high-intensity water industries, or (vii) provide innovative solutions to global water challenges.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water-related sector are at a relatively early stage of development.  Up to 4% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global water challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Water Research Index.  The Calvert Global Water Research Index is a proprietary index that is owned by CRM.  It is composed of companies that manage water use in a sustainable manner and are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges.  The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in water-related business activities that are consistent with the Calvert Principles for Responsible Investment.  A company is significantly involved in a water-related business activity if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors (“Water Utilities”), the water infrastructure sector (“Water Infrastructure Providers”), or water treatment or water technology sectors (“Water Technology Providers”), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries (“Water Use Leaders”), or (iii) it provides solutions that address global water challenges, as outlined by the United Nations Sustainability Development Goals (“Water Innovators”).  Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000.  Water Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Water Utilities, Water Infrastructure Providers, and Water Technology Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index.  This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names.  At

Calvert Global Water Fund

Summary Prospectus dated February 1, 2016 as revised January 13, 2017 each Index reconstitution, the Water Use Leaders and Water Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted.  The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer's conduct relative to the responsible investment principles.  The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities.  Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.  All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country.  Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States).  Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the water sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from water-related products, services or technologies or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Water Sector Risk. Stocks that comprise the water-related sector may fall in value.

Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Calvert Global Water Fund

Summary Prospectus dated February 1, 2016 as revised January 13, 2017

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Responsible Investing Risk.  Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy.  The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.  An investment’s ESG performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria.  In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment.  Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark index. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

During the period from December 31, 2012 to December 31, 2015, the highest quarterly total return for Class A was 25.55% for the quarter ended June 30, 2009 and the lowest quarterly return was -15.39% for the quarter ended September 30, 2011.

Average Annual Total Returns as of December 31, 2015	One Year	Five Years	Since Inception (9/30/08)
Class A Return Before Taxes	-16.87%	3.34%	4.55%
Class A Return After Taxes on Distributions	-16.88%	1.53%	3.16%
Class A Return After taxes on Distributions and Sale of Class A Shares	-9.55%	2.11%	3.24%
Class C Return Before Taxes	-14.21%	3.47%	4.32%
Class Y Return Before Taxes	-12.46%	4.67%	5.50%
Class I Return Before Taxes	-12.30%	4.59%	5.41%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	-0.65%	7.08%	7.48%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Global Water Fund

Summary Prospectus dated February 1, 2016 as revised January 13, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since October 2016.

Jade Huang, Vice President of CRM, has managed the Fund since October 2016.

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.  The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A and Class C

Regular accounts  $2,000

IRA Accounts       $1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250
Class Y

Regular accounts  $2,000

IRA Accounts       $1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business.  The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250
Class I

$1,000,000

The initial investment minimum is waived for retirement plans that trade through omnibus accounts.  The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

N/A

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available by calling 800-368-2745). Make your check payable to the Fund.

Class Y Shares. Purchases must be made by bank wire or via the National Securities Clearing Corporation. For additional information, call 800-368-2745.

Class I Shares. All initial and subsequent purchases must be made by bank wire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars. For wire instructions, call 800-368-2745.

Calvert Global Water Fund

Summary Prospectus dated February 1, 2016 as revised January 13, 2017

To Buy Shares

New Accounts (include application) or Subsequent Investments (include investment slip):
Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

By Registered, Certified or Overnight Mail:
Calvert Funds, c/o BFDS
330 West 9th Street
Kansas City, MO 64105-1514

To Sell Shares

By Telephone: Call 800-368-2745
By Mail: Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24155 1.13.17

Calvert Global Water Fund

Summary Prospectus dated February 1, 2016 as revised January 13, 2017